As filed with the Securities and Exchange Commission on April 1, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21421

NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
(Exact Name of the Registrant as Specified in Charter)

605 Third Avenue, 2nd Floor
New York, New York 10158-0180

(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer
Neuberger Berman Real Estate Securities Income Fund Inc.
605 Third Avenue, 2nd Floor

New York, New York 10158-0180

Arthur Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600

(Names and addresses of agents for service)

Date of fiscal year end: October 31, 2009
Date of reporting period: January 31, 2009

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§ 239.24 and 274.5 of this chapter), to file reports with the Commission not later than 60 days after the close of their first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (“1940 Act”) (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

January 31, 2009

Schedule of Investments Real Estate Securities Income Fund Inc.

(UNAUDITED)

Number of Shares		Market Value
		($000's omitted)
Common Stocks (80.6%)
Apartments (13.4%)
71,381	American Campus Communities	1,526
470,979	Apartment Investment & Management	4,187	È
67,426	Camden Property Trust	1,777	È
209,200	Equity Residential	5,006	È
77,618	Home Properties	2,786	È
84,623	Mid-America Apartment Communities	2,500	È
210,600	UDR, Inc.	2,470	È
		20,252
Community Centers (7.5%)
198,400	Kimco Realty	2,853	È
104,314	Regency Centers	3,682	È
156,035	Tanger Factory Outlet Centers	4,728	È
		11,263
Diversified (4.8%)
141,300	Vornado Realty Trust	7,179	ØØ
Health Care (9.5%)
97,800	HCP, Inc.	2,283	È
57,800	Health Care REIT	2,185
352,800	OMEGA Healthcare Investors	5,161
167,052	Ventas, Inc.	4,656	È
		14,285
Industrial (8.0%)
152,322	EastGroup Properties	4,628
744,300	ProLogis	7,450	È
		12,078
Lodging (3.6%)
301,300	Host Hotels & Resorts	1,621
460,100	LaSalle Hotel Properties	3,833	È
		5,454
Office (11.4%)
542,302	BioMed Realty Trust	5,987	È
197,328	Brandywine Realty Trust	1,178
249,581	Highwoods Properties	5,631	È
33,250	Kilroy Realty	760	È
225,400	SL Green Realty	3,541	È
		17,097
Office - Industrial (1.1%)
180,300	Duke Realty	1,660	È
Regional Malls (8.3%)
300,000	Glimcher Realty Trust	555
424,691	Macerich Co.	6,260	È
132,800	Simon Property Group	5,708	È
		12,523
Self Storage (11.2%)
636,565	Extra Space Storage	5,163	È
119,700	Public Storage, Depositary Shares	2,806
340,901	Sovran Self Storage	8,863	È
		16,832
Shopping Centers (1.8%)
186,700	Equity One	2,660	È
Total Common Stocks (Cost $180,671)		121,283

Preferred Stocks (94.2%)
Apartments (13.5%)
138,000	Apartment Investment & Management, Ser. T	2,213
190,000	Apartment Investment & Management, Ser. U	2,719
200,000	Associated Estates Realty, Ser. B	3,100
366,870	Mid-America Apartment Communities, Ser. H	8,255
125,700	Post Properties, Ser. A	3,960
		20,247
Commercial Products & Services (5.5%)
156,000	Anthracite Capital, Ser. C	780
200,000	Anthracite Capital, Ser. D	910
620,000	NorthStar Realty Finance, Ser. B	6,510
		8,200
Community Centers (3.6%)
60,000	Cedar Shopping Centers, Ser. A	945
66,000	Developers Diversified Realty, Ser. I	446	ØØ
225,000	Tanger Factory Outlet Centers, Ser. C	4,095	È
		5,486
Diversified (7.0%)
160,000	Cousins Properties, Ser. B	2,163
200,000	iStar Financial, Ser. E	580
200,000	iStar Financial, Ser. G	578
600,000	iStar Financial, Ser. I	1,680
580,000	Lexington Corp. Properties Trust, Ser. B	5,522
		10,523
Financial Services (0.3%)
285,200	Newcastle Investment, Ser. D	513
Health Care (23.9%)
673,400	Health Care REIT, Ser. D	14,768	È
476,000	LTC Properties, Ser. F	9,163	È
595,900	OMEGA Healthcare Investors, Ser. D	12,067
		35,998
Hotels, Restaurants & Leisure (0.1%)
260,800	Eagle Hospitality	139
Lodging (11.1%)
170,000	Ashford Hospitality Trust, Ser. D	1,275
327,700	Felcor Lodging Trust, Ser. C	1,802
162,800	Hersha Hospitality Trust, Ser. A	1,596
81,700	Hospitality Properties Trust, Ser. B	1,306
74,000	Host Hotels & Resorts, Ser. E	1,288
680,000	Innkeepers USA Trust, Ser. C	374
140,000	LaSalle Hotel Properties, Ser. D	1,438	È
246,000	LaSalle Hotel Properties, Ser. E	2,927
90,000	Strategic Hotels & Resorts, Ser. A	461	ñ
116,400	Strategic Hotels & Resorts, Ser. B	589	È
411,500	Strategic Hotels & Resorts, Ser. C	2,099
135,000	Sunstone Hotel Investors, Ser. A	1,512
		16,667
Manufactured Homes (7.2%)
75,700	American Land Lease, Ser. A	700
550,000	Hilltop Holdings, Ser. A	10,175
		10,875
Office (12.4%)
100,000	Brandywine Realty Trust, Ser. C	1,270
80,000	Brandywine Realty Trust, Ser. D	936
40,000	Corporate Office Properties Trust, Ser. H	619
6,000	Highwoods Properties, Ser. A	3,954
21,767	HRPT Properties Trust, Ser. B	318
830,000	Maguire Properties, Ser. A	1,743
480,000	Parkway Properties, Ser. D	7,680	È
100,000	SL Green Realty, Ser. C	1,195
73,200	SL Green Realty, Ser. D	897
		18,612
Office - Industrial (3.4%)
140,000	Digital Realty Trust, Ser. A	2,499
122,200	Digital Realty Trust, Ser. B	2,045
32,000	PS Business Parks, Ser. K	597	È
		5,141
Regional Malls (6.2%)
98,000	Glimcher Realty Trust, Ser. F	538
533,500	Glimcher Realty Trust, Ser. G	2,668
151,300	Taubman Centers, Ser. G	2,496
241,600	Taubman Centers, Ser. H	3,636
		9,338
Total Preferred Stocks
(Cost $323,448)		141,739
Short-Term Investments (27.4%)
1,158,037	Neuberger Berman Prime Money Fund Trust Class	1,158	@ØØ
40,064,299	Neuberger Berman Securities Lending Quality Fund, LLC	40,064	‡
Total Short-Term Investments (Cost $41,222)		41,222
Total Investments (202.2%)
Total Investments (202.2%) (Cost $545,341)		304,244	##
Liabilities, less cash, receivables and other assets [(33.6%)]		(50,489)	@@

Liquidation Value of Auction Market Preferred Shares [(68.6%)]		(103,300)

Total Net Assets Applicable to Common Shareholders (100.0%)		$ 150,455

Notes to Schedule of Investments

†

Investments in equity securities by Neuberger Berman Real Estate Securities Income Fund Inc. (the “Fund”) are valued by obtaining valuations from an independent pricing service. The independent pricing service values equity securities at the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, securities are valued using methods the Board of Directors of the Fund (the “Board”) has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of the Fund’s foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157"), effective November 1, 2008. In accordance with FAS 157, “fair value” is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of the Fund’s investments.

In addition to defining fair value, FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2009 (000’s omitted):

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$244,299	$ -
Level 2 - Other Significant Observable Inputs	59,945	(9,365)
Level 3 – Significant Unobservable Inputs	-	-
Total	$304,244	$(9,365)

*Other financial instruments include swap contracts.

##

At January 31, 2009, the cost of investments for U.S. federal income tax purposes was $552,165,000. Gross unrealized appreciation of investments was $6,202,000 and gross unrealized depreciation of investments was $254,123,000, resulting in net unrealized depreciation of $247,921,000 based on cost for U.S. federal income tax purposes.

‡	Managed by an affiliate of Neuberger Berman Management LLC and could be deemed an affiliate of the Fund and is segregated in connection with obligations for security lending.

@

Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management LLC and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

È	All or a portion of this security is on loan.

ñ

Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At January 31, 2009, these securities amounted to approximately $461,000 or 0.3% of net assets applicable to common shareholders.

ØØ	All or a portion of this security is segregated in connection with obligations for interest rate swap contracts and/or security lending.

@@	At January 31, 2009, the Fund had outstanding interest rate swap contracts as follows:

			Rate Type
Swap Counter Party	Notional Amount	Termination Date	Fixed-rate Payments Made by the Fund	Variable-rate Payments Received by the Fund	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
Citibank, N.A.	$75,000,000	July 2, 2012	5.440%	0.447%(1)	$(312,031)	$(8,816,602)	$(9,128,633)
Merrill Lynch	85,000,000	February 23, 2009	3.387%	0.356%(2)	(64,403)	(171,687)	(236,090)
					$(376,434)	$(8,988,289)	$(9,364,723)

(1)	30 day LIBOR (London Interbank Offered Rate) at December 30, 2008.

(2)	30 day LIBOR (London Interbank Offered Rate) at January 21, 2009.

For information on the Fund’s significant accounting policies, please refer to the Fund’s most recent financial statements.

Item 2. Controls and Procedures.

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended ("1940 Act")), as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits

The certifications required by Rule 30a-2(a) of the 1940 Act are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Real Estate Securities Income Fund Inc.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: March 31, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: March 31, 2009

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: March 31, 2009